UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

BROWN BROWN, INC.
__________________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
________________________________________ (State or other jurisdiction of incorporation)	________________________ (Commission File Number)	____________________________ (IRS Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114
__________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

     On April 21, 2005, the shareholders of Brown & Brown, Inc. (the “Company”) amended the Company’s Stock Performance Plan (the “Performance Plan”), which extends the term of the Performance Plan for ten years, until the twentieth anniversary of the effective date of the Performance Plan. The amendment also modifies the Performance Plan to provide that awards granted under the Performance Plan generally will not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     A more detailed summary of the material features of the Performance Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 24, 2005 (the “2005 Proxy Statement”). The summary in the 2005 Proxy Statement and the description of the Performance Plan contained therein are qualified in their entirety by reference to the complete text of the Performance Plan, which is included as part of the 2005 Proxy Statement and filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
EXHIBIT	DESCRIPTION
10.1	Stock Performance Plan, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown & Brown, Inc. (Registrant)
Date: May 2, 2005	By: /s/ Cory T. Walker ________________________________ Cory T. Walker, Chief Financial Officer

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